Exhibit 21.1

List of Subsidiaries

Participation of Petróleos Mexicanos in the Capital Stock of Related Companies

Petróleos Mexicanos

Company	% of Participation	Parent	Jurisdiction of Incorporation
P.M.I. Comercio Internacional, S.A. de C.V.	98.33	Petróleos Mexicanos	Mexico
P.M.I. Holdings, B.V.	100.00	Petróleos Mexicanos	Netherlands
P.M.I. Holdings Petróleos España, S.L.	100.00	Petróleos Mexicanos	Redomiciled in Spain
Instalaciones Inmobiliarias para Industrias, S.A. de C.V.	99.99	Petróleos Mexicanos	Mexico
	0.01	III Servicios, S.A. de C.V.
III Servicios, S.A. de C.V.	99.98	Instalaciones Inmobiliarias para Industrias, S.A. de C.V.	Mexico
	0.02	Petróleos Mexicanos
Pemex Procurement International, Inc.[1]	100.00	Petróleos Mexicanos	United States
Kot Insurance Company, A.G.	100.00	Petróleos Mexicanos	Redomiciled in Switzerland

Pemex Exploration and Production

Company	% of Participation	Parent	Jurisdiction of Incorporation
Cía. Mexicana de Exploraciones, S.A. de C.V.	60.00	Pemex Exploration and Production	Mexico
P.M.I. Marine, Ltd.	100.00	Pemex Exploration and Production	Ireland
Pemex USA, Inc.	100.00	P.M.I. Marine, Ltd.	United States
P.M.I. Field Management Resources, S.L.	51.59	P.M.I. Marine, Ltd.	Spain
	48.41	P.M.I. Holdings, B.V.
P.M.I. Campos Maduros SANMA, S. de R.L. de C.V.	99.99	P.M.I. Field Management Resources, S.L.	Mexico
	0.01	P.M.I. Holdings, B.V.

[1]	Previously Integrated Trade Systems, Inc.

Pemex-Gas and Basic Petrochemicals

Company	% of Participation	Parent	Jurisdiction of Incorporation
Mex Gas Internacional, S.L. (Holding)	100.00	Pemex-Gas and Basic Petrochemicals	Redomiciled in Spain
Mex Gas Enterprises, S.L.	100.00	Mex Gas Internacional, S.L.	Redomiciled in Spain
Mex Gas Trading, S.L.	100.00	Mex Gas Internacional, S.L.	Redomiciled in Spain
Mex Gas Supply, S.L.	100.00	Mex Gas Internacional, S.L.	Redomiciled in Spain
MGI Asistencia Integral, S. de R. L. de C.V.	100.00	Mex Gas Internacional, S.L.	Mexico
Mex Gas Cogeneración, S.L.	100.00	Mex Gas Internacional, S.L.	Spain
PMX Cogeneración, S.A.P.I. de C.V.[2]	98.04	Mex Gas Cogeneración, S.L.	Mexico
	1.96	Mex Gas Enterprises, S.L.
MGI Enterprises US LLC	100.00	Mex Gas Enterprises, S.L.	United States
TAG Pipelines, S. de R.L. de C.V.	84.00	Mex Gas Enterprises, S.L.	Mexico
	16.00	Mex Gas Supply, S.L.
TAG Norte Holding, S. de R.L. de C.V.	50.00	Ductos y Energéticos del Norte, S. de R.L. de C.V.	Mexico
	45.00	P.M.I. Holdings B.V.
	5.00	TAG Pipelines, S. de R.L. de C.V.
TAG Pipelines Norte, S. de R.L. de C.V.	99.00	TAG Norte Holdings, S. de R.L. de C.V.	Mexico
	0.50	Ductos y Energéticos del Norte, S. de R.L. de C.V.
	0.05	TAG Pipelines, S. de R.L. de C.V.
	0.45	PMI Holdings B.V.
TAG Transistmico, S. de R.L. de C.V.	99.00	TAG Pipelines, S. de R.L. de C.V.	Mexico
	1.00	Mex Gas Enterprises, S.L.
Pasco International, Ltd. (Holding)	100.00	Pemex-Gas and Basic Petrochemicals	Bahamas
Pasco Terminals, Inc.	100.00	Pasco International, Ltd.	United States
Terrenos para Industrias, S.A.	100.00	Pemex-Gas and Basic Petrochemicals	Mexico
MGC México, S.A. de C.V.	99.00	Mex Gas Internacional, S.L.	Mexico
	1.00	MGI Asistencia Integral, S. de R.L. de C.V.

[2]	Previously MGC Cactus, S.A.P.I. de C.V.

Pemex-Petrochemicals

Company	% of Participation	Parent	Jurisdiction of Incorporation
P.M.I. Petroquímica, S.A. de C.V.	50.00	Pemex-Petrochemicals	Mexico
	50.00	P.M.I. Comercio Internacional, S.A. de C.V.
PPQ Cadena Productiva, S.L.	99.27	Pemex-Petrochemicals	Spain
	0.73	PMI Holdings B.V.

Pemex Cogeneration and Services

Company	% of Participation	Parent	Jurisdiction of Incorporation
N/A

P.M.I. Group

Company	% of Participation	Parent	Jurisdiction of Incorporation
P.M.I. Services B.V.	100.00	P.M.I. Holdings, Petróleos España, S.L.	Netherlands
P.M.I. Services North America, Inc.	44.45	P.M.I. Holdings, Petróleos España, S.L.	United States
	55.55	P.M.I. Norteamérica, S.A. de C.V.
Hijos de J. Barreras, S.A.	51.00	P.M.I. Holdings, B.V.	Spain
Pemex Internacional España, S.A.	100.00	P.M.I. Holdings, Petróleos España, S.L.	Spain
P.M.I. Trading, Ltd.	51.49	P.M.I. Norteamérica, S.A. de C.V.	Ireland
	48.51	Petróleos Mexicanos
P.M.I. Holdings North America, Inc.	100.00	P.M.I. Norteamérica, S.A. de C.V.	United States
P.M.I. Norteamérica, S.A. de C.V.	28.31	P.M.I. Holdings, Petróleos España, S.L.	Mexico
	71.69	P.M.I. Holdings, B.V.
P.M.I Infraestructura de Desarrollo, S.A. de C.V.	99.9999	P.M.I. Norteamérica, S.A. de C.V.	Mexico
	0.0001	P.M.I. Holdings, B.V.
Pro-Agroindustria, S.A. de C.V.	99.99	P.M.I. Infraestructura de Desarrollo, S.A. de C.V.	Mexico
	0.01	P.M.I. Norteamérica, S.A. de C.V.
PMI Azufre Industrial, S.A. de C.V.	99.00	P.M.I. Infraestructura de Desarrollo, S.A. de C.V.	Mexico
	1.00	P.M.I. Norteamérica, S.A. de C.V.
P.M.I. Cinturón Transoceánico Gas Natural, S.A. de C.V.	99.00	P.M.I. Infraestructura de Desarrollo, S.A. de C.V.	Mexico
	1.00	P.M.I. Norteamérica, S.A. de C.V.
P.M.I. Midstream del Centro, S.A. de C.V.	99.00	P.M.I. Infraestructura de Desarrollo, S.A. de C.V.	Mexico
	1.00	P.M.I. Norteamérica, S.A. de C.V.
P.M.I. Servicios Portuarios Transoceánico, S.A. de C.V.	99.00	P.M.I. Infraestructura de Desarrollo, S.A. de C.V.	Mexico
	1.00	P.M.I. Norteamérica, S.A. de C.V.
P.M.I. Transoceánico Gas LP, S.A. de C.V.	99.00	P.M.I. Infraestructura de Desarrollo, S.A. de C.V.	Mexico
	1.00	P.M.I. Norteamérica, S.A. de C.V.